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Irwin Home Equity Loan Backed Notes
Series 1999-2
Remittance Date:     12/15/1999

Series: 1999-2






                                             Noteholder Distribution Summary

Class                          Beginning      Interest         Principal        Aggregate
 of             Note             Note       Distribution      Distribution     Distribution      Ending Note
Notes           Rate            Balance        Amount           Amount           Amount            Balance

    A-1       5.52750%   $ 45,015,147.44    $ 207,351.02  $ 1,674,047.55   $ 1,881,398.57    $ 43,341,099.89
    A-2       6.83000%     85,100.000.00      484,360.83            0.00       484,360.83      85,100,000.00
    A-3       5.60750%     14,299,143.95       66,818.71      653,447.94       720,266.65      13,645,696.01
    A-4       6.89000%     22,200,000.00      127,465.00            0.00       127,465.00      22,200,000.00
 Certificates   NA          4,945,500.41            0.00            0.00             0.00       5,652,796.41
                        $ 171,559,791.80    $ 885,995.56  $ 2,327,495.49   $ 3,213,491.05   $ 169,939,592.40
LIBOR                                           5.42750%
Actual Number of Interest Accrual Days:               30

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                            Noteholder Distribution Factors Summary (Per $1,000 Original Principal Amount)

            Original            Principal         Interest        Aggregate           Ending
Class        Note              Distribution     Distribution      Distribution          Note
of Note     Balance             Amount            Amount           Amount              Factor

A-1       $ 53,500,000.00   $ 31.2906084      $  3.8757201      $ 35.1663284     $    810.1140166
A-2         85,100,000.00      0.0000000         5.6916667         5.6916667        1,000.0000000
A-3         17,400,000.00     37.5544794         3.8401556        41.3946350          784.2354030
A-4         22,200,000.00      0.0000000         5.7416667         5.7416667        1,000.0000000
          $178,200,000.00

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                                             GROUP I         GROUP II          TOTAL
COLLECTIONS SUMMARY
Principal Collections                   $ 1,036,865.98    $ 487,409.66    $ 1,524,275.64
  High LTV Mortgage Loans                   697,828.86      370,975.55      1,068,804.41
  Home Equity Mortgage Loans                330,817.95      114,452.70        445,270.65
  30 Year Maturity Mortgage Loans             8,219.17        1,981.41         10,200.58
Interest Collections                      1,431,594.21      389,170.41      1,820,764.62
  High LTV Mortgage Loans                 1,030,588.04      281,775.80      1,312,363.84
  Home Equity Mortgage Loans                315,725.49       84,447.13        400,172.62
  30 Year Maturity Mortgage Loans            85,280.68       22,947.48        108,228.16
Collections                               2,468,460.19      876,580.07      3,345,040.26
  High LTV Mortgage Loans                 1,728,416.90      652,751.35      2,381,168.25
  Home Equity Mortgage Loans                646,543.44      198,899.83        845,443.27
  30 Year Maturity Mortgage Loans            93,499.85       24,928.89        118,428.74
Prepayment Penalties Collected                    0.00            0.00              0.00
Purchase/Repurchase Price of any
  Mortgage Loans Purchased                        0.00            0.00              0.00
Liquidation Proceeds                              0.00            0.00              0.00
Insurance Proceeds                                0.00            0.00              0.00
Substitution Adjustment Amounts                   0.00            0.00              0.00
Prepayment Interest Shortfall                 4,173.41        1,345.06          5,518.47
Periodic Advance                             77,787.88       17,410.30         95,198.18
  less Servicing Fees                        84,125.88       23,648.28        107,774.16
  less Periodic Advance Repayment            72,870.62       16,194.94         89,065.56
Amount to be Transferred to the
 Trustee Collection Amount                2,393,424.98      855,492.21      3,248,917.19


FEE SUMMARY
Premium for the Policy                       27,107.32        7,603.99         34,711.31
Indenture Trustee Fee                           558.25          156.58            714.83

Excess Spread                               577,308.12      129,987.97        707,296.09

OVERCOLLATERALIZATION SUMMARY
Overcollateralization Target Amount       9,800,000.00    2,800,000.00     12,600,000.00
Beginning Overcollateralization Amount    3,866,278.14    1,079,222.27      4,945,500.41
Beginning Overcollat. Deficiency Amount   5,933,721.86    1,720,777.73      7,654,499.59
Additional Principal Distribution Amount    577,308.12      129,987.97        707,296.09
Ending Overcollateralization Amount       4,443,586.26    1,209,210.24      5,652,796.50
Ending Overcollat. Deficiency Amount      5,356,413.74    1,590,789.76      6,947,203.50

PRINCIPAL DISTRIBUTION AMOUNT SUMMARY
Principal Distribution Amount             1,674,047.55      653,447.94      2,327,495.49
  Base Principal Distribution Amount      1,096,739.43      523,459.97      1,620,199.40
  Additional Principal Distribution Amt     577,308.12      129,987.97        707,296.09


CERTIFICATE DISTRIBUTIONS SUMMARY
Note Interest                               691,711.86      194,283.71        885,995.56
Note Principal                            1,674,047.55      653,447.94      2,327,495.49

Class R Prepayment Penalty Amount                 0.00            0.00              0.00
Class R Excess Interest Amount                    0.00            0.00              0.00
Class R Distribution Amount                       0.00            0.00              0.00

Liquidation Loan Losses                      59,873.45       30,050.31         95,923.76
  High LTV Mortgage Loans                    59,873.45       30,050.31         95,923.76
  Home Equity Mortgage Loans                      0.00            0.00              0.00
  30 Year Maturity Mortgage Loans                 0.00            0.00              0.00


Servicing Default Occured?                                            No
Policy Draw Amount                                0.00            0.00              0.00

                                             GROUP I          GROUP II          TOTAL
POOL BALANCE SUMMARY
Beginning Pool Balance                  133,980,890.88     37,578,348.51    171,559,239.39
  High LTV Mortgage Loans                89,972,947.35     25,294,530.68    115,267,478.03
  Home Equity Mortgage Loans             32,843,556.58      9,398,829.69     42,242,386.27
  30 Year Maturity Mortgage Loans        11,164,386.95      2,884,988.14     14,049,375.09

Ending Pool Balance                     132,884,151.45     37,054,888.54    169,939,039.99
  High LTV Mortgage Loans                89,215,245.04     24,887,504.82    114,102,749.86
  Home Equity Mortgage Loans             32,512,738.63      9,284,376.99     41,797,115.62
  30 Year Maturity Mortgage Loans        11,156,167.78      2,883,006.73     14,039,174.51

Beginning # of Mortgage Loans                    3,773               809             4,582
  High LTV Mortgage Loans                        2,717               633             3,350
  Home Equity Mortgage Loans                       971               166             1,137
  30 Year Maturity Mortgage Loans                   85                10                95

Ending # of Mortgage Loans                       3,743               799             4,542
  High LTV Mortgage Loans                        2,697               625             3,322
  Home Equity Mortgage Loans                       961               164             1,125
  30 Year Maturity Mortgage Loans                   85                10                95

Weighted Average Mortgage Interest Rate        12.800%           12.490%           12.732%


PREFUNDING ACCOUNT SUMMARY

Beginning Account Balance                         0.00              0.00              0.00
Reinvestment Earnings                             0.00              0.00              0.00
Less:
 Subsequent Mortage Loans Purchased               0.00              0.00              0.00
 Transfers to the Trustee Collect.Acct            0.00              0.00              0.00
 Transfers to the Capitalized Int. Acct           0.00              0.00              0.00
Ending Account Balance                            0.00              0.00              0.00


Next Payment Date a Subsequent Transfer Date?    No
Associated Expected Subsequent Trans Bal.         0.00              0.00              0.00


CAPITALIZED INTEREST ACCOUNT SUMMARY
Beginning Account Balance                                                             0.00
Reinvestment Earnings                                                                 0.00
Transfers from Prefunding Account                                                     0.00
Less Transfers to Transferor                                                          0.00
Less Capitalized Interest Requirements                                                0.00
Ending Account Balance                                                                0.00


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DELINQUENCY SUMMARY
                                               {-- Does NOT Include REOs & Foreclosures--}
                                               30+ Days           60+ Days          90+ Days         REO         Foreclosures
Delinquencies Based on Number of Loans
 Group I
  High LTV Mortgage Loans                           40                 5                11             0             22
  Home Equity Mortgage Loans                        14                 2                 2             0              9
  30 Year Maturity Mortgage Loans                    4                 0                 0             0              1
 Total Group I                                      58                 7                13             0             32

 Group II
  High LTV Mortgage Loans                            7                 2                 0             0              3
  Home Equity Mortgage Loans                         1                 0                 0             0              0
  30 Year Maturity Mortgage Loans                    0                 1                 0             0              0
 Total Group II                                      8                 3                 0             0              3

Total Group I and Group II
  High LTV Mortgage Loans                           47                 7                11             0             25
  Home Equity Mortgage Loans                        15                 2                 2             0              9
  30 Year Maturity Mortgage Loans                    4                 1                 0             0              1
Grand Total                                         66                10                13             0             35


                                               {-- Does NOT Include REOs & Foreclosures--}
                                               30+ Days           60+ Days          90+ Days         REO   Foreclosures

Delinquencies Based on Principal Balance:
 Group I
  High LTV Mortgage Loans                 1,150,040.77        119,462.60        391,228.27          0.00     682,089.53
  Home Equity Mortgage Loans                375,962.89         29,927.04         85,594.65          0.00     238,438.48
  30 Year Maturity Mortgage Loans           483,738.22              0.00              0.00          0.00     179,174.79
 Total Group I                            2,009,741.88        149,389.64        476,822.92          0.00   1,099,702.80

 Group II
  High LTV Mortgage Loans                   207,491.09         32,244.49              0.00          0.00      77,946.29
  Home Equity Mortgage Loans                 75,000.00              0.00              0.00          0.00           0.00
  30 Year Maturity Mortgage Loans                 0.00        330,050.26              0.00          0.00           0.00
 Total Group II                             282,491.09        362,294.75              0.00          0.00      77,946.29

Total Group I and Group II
  High LTV Mortgage Loans                 1,357,531.86        151,707.09        391,228.27          0.00     760,035.82
  Home Equity Mortgage Loans                450,962.89         29,927.04         85,594.65          0.00     238,438.48
  30 Year Maturity Mortgage Loans           483,738.22        330,050.26              0.00          0.00     179,174.79
Grand Total                               2,292,232.97        511,684.39        476,822.92          0.00   1,177,649.09
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